UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported): April 2, 2003

Commission File Number 000-33009

MEDCATH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	56-2248952
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

10720 Sikes Place
Charlotte, North Carolina 28277
(Address of principal executive offices, including zip code)

(704) 708-6600
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit
No.	Description

99.1	Press Release dated April 2, 2003

Item 9. Regulation FD Disclosure and Item 12 Disclosure of Information about Fiscal Quarter Ended March 31, 2003

On April 2, 2003, MedCath Corporation issued a press release announcing that it expects the Company’s 2003 fiscal results will come in lower than earlier-issued guidance. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission. This information is provided under Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION

Dated: April 4, 2003	By:	/s/ JAMES E. HARRIS

James E. Harris
Executive Vice President and Chief Financial Officer
(principal financial officer)